Cost of sales	12 Months Ended
Dec. 31, 2025
Disclosure Of Cost Of Sales [Abstract]
Cost of sales [Text Block]

23. Cost of sales

Cost of sales is costs that directly relate to production at the mine operating segments and excludes depletion and amortization. The following are components of cost of sales:

	Year ended	Year ended
	December 31,	December 31,
	2025	2024

Salaries and employee benefits	$28,815	$32,097
Raw materials and consumables	20,676	34,027
Utilities	4,190	4,439
Transportation costs	2,344	5,212
Other costs	7,782	7,063
Costs before intended use	20,845	1,949
Changes in inventories	(3,459)	(3,346)
Inventory write-downs (Note 8)	3,670	1,299
	$84,863	$82,740

Costs before intended use represent cost of sales of direct mining costs incurred on sale of silver-copper concentrate mined from the EC120 Project at the Cosalá Operations as it progresses toward commercial production declaration. Approximately $5.8 million of costs before intended use relates to salaries and employee benefits.